Exhibit 10.3
Certain information in this document identified by brackets [***] has been omitted because it is both (i) not material and (ii) the type that Twist Bioscience Corporation customarily and actually treats as private and confidential.

MES SOFTWARE LICENSE AGREEMENT
THIS MES SOFTWARE LICENSE AGREEMENT (the “Agreement”), dated as of May 2, 2025, is entered into by and between Twist Bioscience Corporation, a Delaware corporation (“Seller”), and Atlas Data Storage, Inc., a Delaware corporation (“Purchaser”). Each of Seller and Purchaser are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties are entering into that certain Contribution Agreement on even date herewith (the “Contribution Agreement”), pursuant to which Purchaser is acquiring certain assets of Seller, including Seller-Owned Registered IP, and Purchaser is receiving a license to the Licensed Assets;
WHEREAS, pursuant to the Contribution Agreement, the Licensed Assets expressly exclude the MES Software (as defined below);
WHEREAS, Purchaser now desires to obtain a license to the MES Software, and Purchaser is willing to grant such license to Seller; and
WHEREAS, the Contribution Agreement contemplates the Parties shall enter into this Agreement providing for Seller to grant a license to the MES Software to Purchaser for limited use as stated herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, including the Contribution Agreement, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.
1.1License Grant.
(a)Subject to the term and conditions of this Agreement, Seller (on behalf of itself and its Affiliates) hereby grants to Purchaser a [***], fully transferable and sublicensable (solely in accordance with Section 1.3 below) right and license, [***], under Seller’s and its Affiliate’s respective rights and interests in, to and under the MES Software (as defined below) to [***] such MES Software and all Intellectual Property Rights therein and thereto, in each instance, [***], including without limitation [***].

(b)[***] shall not use or license, nor permit or assist any of its affiliates or any third party in the use of, any [***] within [***] or otherwise in violation of the [***] rights and licenses granted to Purchaser hereunder [***].
(c)Purchaser shall not use or license, nor permit or assist any of its affiliates or any third party in the use of, any [***] within the [***] or otherwise in violation of [***] the rights and licenses granted to Purchaser hereunder [***].
1.2MES Software. As used herein, “MES Software” means the [***] software currently known by the Parties as the “MES system” as the same is [***] on Schedule 1.2 attached hereto, in [***], together with all [***]. For clarity, [***] is not MES Software and is not [***]; rather, [***] is included among the Purchased Assets (as defined in the Contribution Agreement) assigned or licensed to Purchaser pursuant to the Contribution Agreement.
1.3Sublicenses; Use by [***]. Purchaser may grant sublicenses to [***] the MES Software (including [***]) to [***] (each, a “[***]”) and to [***] of the rights, licenses, or sublicenses granted under Section 1.1(a) solely within [***]; provided, that notwithstanding anything to the contrary: (a) each such sublicensee shall be bound by [***] which [***] shall include [***]; (b) any distribution by Purchaser of MES Software [***] to any [***] (any [***], each, a “[***]”) shall provide that such [***] is structured in such a manner as to ensure that the sublicensee is subject to [***] which [***] shall include [***], and, accordingly, each such [***] receiving a [***] shall agree to be a sublicensee with respect to the MES Software portion of any such [***]; and (c) Purchaser shall [***]. Further, [***] shall be required for certain [***] to [***] (including [***]) according to the following table (the “[***] Table”):

Context/ [***]	[***](measured as [***])*	[***] Required?
[***]	No [***] than [***]	[***]
[***]	No [***] than [***]	[***]
[***]	Between [***] and [***]	[***]
[***]	[***] than [***]	[***]
1.4*For all such [***]shall be measured [***], meaning, for instance, that if [***]. If [***] received (a) [***]or (b) [***] then this would count as [***]. For clarity, [***].
1.5**Such [***] may [***].
1.6***Such [***] may [***].

For clarity and without limiting the foregoing (but in all cases subject to the above [***] Table), nothing contained herein is intended to limit or restrict [***] from [***] to [***] in accordance with the [***] set forth in the above [***] Table for [***]; provided further, that each such applicable [***] agrees to keep [***] pursuant to terms [***], and any [***] (e.g., [***]) shall be subject this Section 1.3 (including, where applicable, the [***] set out in the [***] Table above for [***]).
Any transfer of [***] for the MES Software by or on behalf of [***] to [***] shall be subject to the terms of an agreement that includes [***] and without limitation: [***], and [***].
1.7Limitations and Reservation of Rights.

(a)Ownership of [***]. [***] shall retain ownership of [***] made by or on behalf of [***], and no such [***] are [***] under this Agreement.
(b)No Implied Licenses. There are no implied rights or licenses granted by either Party under this Agreement.
(c)Mutual Reservation. Each Party reserves all rights not expressly granted by them under in this Agreement.
(d)Acknowledgement of Third Party Rights. Purchaser further acknowledges that all rights and licenses granted herein are subject to all rights and licenses in and to the Intellectual Property Rights licensed or sublicensed hereunder that may have been granted to any third party on or prior to the date hereof.
(e)Affirmation of [***]. [***] further acknowledges that all rights and licenses granted herein are subject to [***].
(f)Definition. As used herein: “exploit” means, with respect to an item of MES Software, to use, make, have made, sell, offer to sell, import, reproduce, prepare derivative works of, modify, publicly distribute, publicly perform, publicly display, publicly perform, and otherwise exploit, directly or indirectly, such MES Software and any one or more products or services or manufacturing or other processes.
(g)Limited Use and Purpose. Purchaser shall not (and shall not authorize any Third Party to) use or provide the MES Software for any purposes beyond the scope of the rights granted to Purchaser in, and in full compliance with the terms and conditions of, this Agreement. Without limiting the foregoing, the rights and licenses granted to Purchaser under this Agreement are for the convenience of Purchaser and nothing herein is intended to require Purchaser to utilize the MES Software. Subject to the terms and conditions of this Agreement and compliance with Section 5.5(c) of the Contribution Agreement, Purchaser shall [***], in whole or in part, including [***].
(h)Additional Protections. Purchaser recognizes that [***] is Seller’s [***] and Purchaser will not [***] and will not otherwise [***]. Purchaser will not disclose or distribute [***] the MES Software to [***] other than as expressly permitted by Section 1.3 of this Agreement and will not permit any third party to use the MES Software [***]. Without limiting the foregoing, Purchaser shall:
(i)Protect the MES Software using [***], but no less protective than [***]; and
(ii)Adopt and maintain [***].
(i)[***]. [***], Purchaser shall provide to Seller a [***] that [***], including without limitation [***].
1.8Liability.
(a)NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN BUT WITHOUT LIMITING THE REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER UNDER THE CONTRIBUTION AGREEMENT, EACH PARTY ACKNOWLEDGES AND AGREES THAT, UNDER THIS AGREEMENT, NO

PARTY HAS MADE, IS MAKING OR WILL MAKE, AND SUCH PARTY HAS NOT, UNDER THIS AGREEMENT, RELIED, IS NOT RELYING AND WILL NOT RELY ON, AND EACH PARTY HEREBY DISCLAIMS, UNDER THIS AGREEMENT, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO ANY OF THE PARTIES, THEIR RESPECTIVE INTELLECTUAL PROPERTY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION REGARDING ANY OF THE FOREGOING, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY OF TITLE OR NONINFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUT WITHOUT LIMITING THE REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER UNDER THE CONTRIBUTION AGREEMENT, UNDER THIS AGREEMENT THE MES SOFTWARE IS OTHERWISE PROVIDED AND LICENSED “AS IS” AND WITH ALL FAULTS. SELLER IS NOT REQUIRED UNDER THIS AGREEMENT TO AND INCURS NO OBLIGATION TO ENFORCE ITS RIGHTS IN MES SOFTWARE AGAINST ANY PERSON NOT A PARTY TO THIS AGREEMENT. WITHOUT LIMITING THE OBLIGATIONS OF SELLER, NOR THE RIGHTS AND REMEDIES OF PURCHASER, UNDER THE CONTRIBUTION AGREEMENT AND UNDER SECTIONS 1.1 AND 1.6(b) OF THIS AGREEMENT, AND EXCEPT FOR BREACHES OF THIS AGREEMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SELLER SHALL NOT BE LIABLE TO PURCHASER HEREUNDER, UNDER ANY LEGAL OR EQUITABLE THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUBJECT TO THE FORGOING, THE LIABILITY CAPS AND OTHER LIMITATIONS OF LIABILITY UNDER THE CONTRIBUTION AGREEMENT SHALL NOT APPLY TO ANY LOSS, DAMAGE, INJURY, LIABILITY, CLAIM, DEMAND, SETTLEMENT, JUDGMENT, AWARD, FINE, PENALTY, TAX, FEE INCLUDING REASONABLE ATTORNEYS’ FEES, CHARGE, COST (INCLUDING COSTS OF INVESTIGATION AND EXPENSES ASSOCIATED WITH ANY PROCEEDING COMMENCED BY ANY PARTY FOR THE PURPOSE OF ENFORCING ANY OF ITS RIGHTS UNDER THIS AGREEMENT), INCLUDING PUNITIVE AND SPECIAL (INCLUDING LOST PROFIT AND CONSEQUENTIAL) (“LOSSES”) ARISING OUT OF OR RESULTING FROM BREACHES OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF EITHER PARTY UNDER THIS AGREEMENT.
1.9Seller Entitled to Specific Performance, Indemnity by Parties & Attorneys’ Fees for Enforcement by Seller.
(a)The Parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the

Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions of this Agreement in addition to any other remedy to which they are entitled to at law or in equity, in each case without the requirement of posting any bond or other type of security.
(b)Seller shall hold harmless and indemnify Purchaser from and against, and shall compensate and reimburse Purchaser for, any documented Losses which are suffered or incurred by Purchaser (regardless of whether or not such Losses relate to any third party claim) and which result from any breach of Section 1.1(b) in this Agreement.
(c)[***] shall hold harmless and indemnify [***] from and against, and shall [***] for, any documented Losses which are suffered or incurred by [***] (regardless of whether or not such Losses relate to any third party claim) and which result from any breach of Section 1.1(c), Section 1.3 and/or Section 1.4 in this Agreement; provided, that [***] obligations under this Section 1.6 shall only apply to the extent that [***] has provided written notice of the breach to [***] and, unless [***] remains uncured by [***] in all material respects [***] after [***] receipt of such written notice of such breach by [***]. For clarity, the foregoing notice of breach and cure period are not intended to limit or restrict Purchaser’s liability to Seller under this Agreement for breach of contract, including with respect to and during the applicable notice and cure period.
(d)Purchaser or Seller, as applicable, shall give the other Party prompt written notice of any indemnifiable breach by such other Party; provided, however, that any failure on the part of Purchaser or Seller, as applicable, to so notify the other Party shall not limit any of the obligations of the indemnifying Party under this Section 1.6 (except to the extent such failure materially prejudices the indemnifying Party’s defense of any such claim of breach).
(e)For the avoidance of doubt, each Party’s indemnification obligations pursuant to this Agreement shall not be subject to any of the restrictions or limitations on liability set forth in the Contribution Agreement.
(f)Notwithstanding the foregoing, [***] shall not be required to [***] for (nor [***]) any [***] in connection with or associated with any claim hereunder ([***]) unless and until [***]. Once [***] has established [***], [***] shall [***] the performance of the terms and provisions of this Agreement [***], including, without limitation, [***].
1.10Remedies Cumulative. The rights and remedies of the Parties hereto shall be cumulative (and not alternative) and are not intended to limit or restrict their respective rights and remedies under the Contribution Agreement.
1.11Miscellaneous.
(a)No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Purchaser may [***]; provided that such transfer or assignment shall not relieve Purchaser of its obligations hereunder or enlarge, alter or change any obligation of any other Party hereto or due to Purchaser; and provided further, that [***]. Any attempted assignment in violation of this Section 1.8(a) shall be null and void and of no effect.
(b)Capitalized terms used but not defined herein shall have the meaning set forth in the Contribution Agreement. This Agreement, together with the Contribution Agreement, constitutes the entire agreement of the Parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter.

Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.
(c)The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the Parties hereto and their respective successors and assigns.
(d)This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute hereunder), without giving effect to principles of conflicts of laws that would require the application of the laws of any other jurisdiction.
(e)This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the Parties to the terms and conditions of this Agreement.
(f)The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Purchaser:                    ATLAS DATA STORAGE, INC.
By: /s/ Varun Mehta
Name: Varun Mehta
Title: Chief Executive Officer

[Signature Page to MES Software License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Seller:                        TWIST BIOSCIENCE CORPORATION
By: /s/ Emily Leproust
Name: Emily Leproust
Title: CEO
[Signature Page to MES Software License Agreement]

Schedule 1.2
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